Exhibit 10.20

FIRST AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Amendment”) is made and entered into as of January 1, 2005 (“Effective Date”), by and between FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (hereinafter called “Landlord”) and BANK OF AMERICA, N.A., a national banking association (hereinafter called “Tenant”). Terms with initial capital letters that are used, but not defined, in this Amendment shall have the meanings assigned to such terms in the Master Lease (defined below).
BACKGROUND
A.    Landlord and Tenant are parties to a certain Amended and Restated Master Lease Agreement dated as of January 1, 2005, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain Leased Premises all as more fully described therein (the “Master Lease”).
B.    The Master Lease inadvertently included as Leased Premises curtain premises located at (i) 710 W. Main Street, Merced, California (BBD-5033) and (ii) 230 N. Woodland Boulevard, Deland, Florida (BBD-5060) (collectively, the “Removed Leased Premises”).
C.    Landlord and Tenant desire to amend the Master Lease to remove the Removed Leased Premises therefrom.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, covenant and agree as follows:
1.    Exhibit A to the Master Lease is hereby amended by deleting therefrom the Removed Leased Premises.
2.    Any and all references in the Master Lease to the Removed Leased Premises shall be deleted in their entirety.
3.    This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.
4.    Except as modified hereby, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect and are hereby ratified and affirmed by Landlord and Tenant.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date aforesaid.

Witness: Authorized Signatory	LANDLORD: FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company By: /s/ Glenn Blumenthal Name: Glenn Blumenthal Title: Vice President
Witness: Authorized Signatory	TENANT: BANK OF AMERICA, N.A., a national banking association By: /s/ David Stuyvenberg Name: David Stuyvenberg Title: Senior Vice President